Exhibit 10.1

FIRST AMENDMENT TO

STOCK PURCHASE AGREEMENT

This FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT (this “Amendment”) dated as of June 13, 2013 is by and between Atwood Oceanics, Inc., a Texas corporation (the “Company”), and Helmerich & Payne International Drilling Co., a Delaware corporation (the “Seller”).

WHEREAS, on May 23, 2013, the Seller and the Company entered into a Stock Purchase Agreement (the “Purchase Agreement”), pursuant to which the Seller agreed to sell to the Company and the Company agreed to purchase from the Seller an aggregate of 2,000,000 shares of Common Stock for a price per share of $53.53, with the closing of such purchase occurring on June 13, 2013; and

WHEREAS, the Seller and the Company desire to amend the Purchase Agreement to extend the closing to June 27, 2013 and, in consideration therefor, to increase the aggregate payment at closing by $200,000.

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements set forth herein, the parties hereto hereby agree to amend the Purchase Agreement as follows:

ARTICLE 1
AMENDMENTS

Section 1.1  Amendment to Article 1.  Section 1.2(a) of the Purchase Agreement is hereby amended to (a) change the reference to “June 13, 2013” to “June 27, 2013”; (b) add “, plus an aggregate amount equal to $200,000,” in clause (ii) before the parenthetical; and (c) change the reference to “$107,060,000” to “$107,260,000” in such parenthetical.

ARTICLE 2
GENERAL PROVISIONS

Section 2.1  Other Provisions of Purchase Agreement.  Except as amended herein, the Purchase Agreement shall remain in full force and effect according to its original terms.

Section 2.2  Section Headings.  The captions and headings appearing at the beginning of the various sections of this Amendment are for convenience of reference only and shall not be given any effect whatsoever in the construction or interpretation of this Amendment.

Section 2.3  Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any party may execute this Amendment by the delivery of a facsimile signature, which signature shall have the same force and effect as an original signature.

[Signature page follows.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed by its duly authorized officer as of the date first written above.

ATWOOD OCEANICS, INC.

By:	/s/ Walter A. Baker
Name: Walter A. Baker
Title: Vice President, General Counsel and Corporate Secretary

HELMERICH & PAYNE INTERNATIONAL DRILLING CO.

By:	/s/ Juan Pablo Tardio
Name: Juan Pablo Tardio
Title: Vice President and Treasurer

Signature Page to

First Amendment to Stock Purchase Agreement